COMMON STOCK              [MUSE TECHNOLOGIES LOGO]               COMMON STOCK

MTC-
    ---------             MUSE TECHNOLOGIES, INC.                ------------

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE SIDE
                                                              CERTAIN DIRECTIONS

                                                               CUSIP 627487 10 1


THIS CERTIFIES THAT






is the owner of


               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.015 PER SHARE, OF MUSE TECHNOLOGIES, INC. transferable on the books of the Corporation by the owner thereof in person or by duly authorized attorney in writing upon surrender of the certificate properly endorsed. This certificate and the shares represented hereby are issued subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and By-laws of the Corporation, each as now in effect or hereafter amended and copies of which are on file with the Transfer Agent, of which the holder hereof by acceptance of this Certificate assents.
This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                         [MUSE TECHNOLOGY SEAL LOGO]

/s/ BRIAN CLARK                                      /s/ CURTIZ J. GANGI
---------------------                                ------------------------
     Secretary                                              President


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     The Company is authorized to issue more than one class and series of stock.
The Company will furnish without charge to each stockholder who so requests in writing a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be addressed to the Secretary of the Company or the Transfer Agent and Registrar named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
     TEN COM-  as tenants in common        UNF GIFT MIN ACT-     Custodian
     TEN ENT-  as tenants by the entireties                 -----        -------
      JT TEN-  as joint tenants with right of               (Cust)       (Minor)
               survivorship and not as tenants
              in common                            under Uniform Gifts to Minors


                                                    Act
                                                       -------------------------
                                                                  (State)

   Additional abbreviations may also be used though not in the above list.

For Value Recieved, ____________  hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

/                       /


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------Shares

of the Common Stock represented by the within certificate, and do(es) hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     -------------------

                --------------------------------------------------------------
                THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
        NOTICE: AS WRITTEN UPON THE PAGE OF THIS CERTIFICATE IN EVERY PARTICULAR
                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

 SIGNATURE(S) GUARANTEED:
                         -----------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.